UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

SKYWORKS SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2020. SKYWORKS SOLUTIONS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2020 Date: May 6, 2020 Time: 2:00 p.m. EDT Location: Meeting live via the Internet; please visit www.virtualshareholdermeeting.com/SWKS2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SWKS2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). SKYWORKS SOLUTIONS, INC. ATTN: DANIEL RICKS 5221 CALFORNIA AVENUE IRVINE, CA 92617-3073 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E96848-Z76356-P31925 See the reverse side of this notice to obtain proxy materials and voting instructions.

E96849-Z76356-P31925 How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORTPROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/SWKS2020. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, AND 8, AND "AGAINST" PROPOSAL 9.

1. To elect the following nine individuals nominated to serve as directors of the Company with terms expiring at the next Annual Meeting of Stockholders.

   Nominees:

   1a. David J. Aldrich

   1b. Alan S. Batey

   1c. Kevin L. Beebe

   1d. Timothy R. Furey

   1e. Liam K. Griffin

   1f. Christine King

   1g. David P. McGlade

   1h. Robert A. Schriesheim

   1i. Kimberly S. Stevenson

2. To ratify the selection by the Company's Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2020.

3. To approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement.

4. To approve an amendment to the Company's 2002 Employee Stock Purchase Plan, as Amended.

5. To approve an amendment to the Company's Restated Certificate of Incorporation to eliminate the supermajority vote provisions relating to stockholder approval of a merger or consolidation, disposition of all or substantially all of the Company's assets, or issuance of a substantial amount of the Company's securities.

6. To approve an amendment to the Company's Restated Certificate of Incorporation to eliminate the supermajority vote provisions relating to stockholder approval of a business combination with any related person.

7. To approve an amendment to the Company's Restated Certificate of Incorporation to eliminate the supermajority vote provision relating to stockholder amendment of charter provisions governing directors.

8. To approve an amendment to the Company's Restated Certificate of Incorporation to eliminate the supermajority vote provision relating to stockholder amendment of the charter provision governing action by stockholders.

9. To approve a stockholder proposal regarding a right by stockholders to act by written consent.

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